SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) January 15, 2008
GRUBB & ELLIS REALTY ADVISORS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32753	20-3426353

(State or other jurisdiction of formation)	(Commission File Number)	(IRS Employer Identification No.)
500 West Monroe Street, Suite 2800, Chicago, Illinois 60661

(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (312) 698-6700
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events
On January 15, 2008, Grubb & Ellis Realty Advisors, Inc. (the “Company”) filed a press release announcing January 28, 2008 as the record date to determine the Company’s stockholders who will be entitled to receive notice of and to vote at a special meeting of the Company’s stockholders. The press release also disclosed, among other things, that the special meeting is expected to be held on or about February 29, 2008. The Company has not yet determined the time or place for its special meeting of stockholders, which will be provided in its definitive proxy materials for the special meeting.
A copy of the press release is attached as an Exhibit to this Current Report on Form 8K.
     The Company has filed a preliminary proxy statement with the Securities and Exchange Commission (the “SEC”). The Company’s stockholders and investors are urged to read the preliminary proxy statement and, when it becomes available, the definitive proxy statement. The proxy statement will contain important information. The Company’s stockholders and investors may obtain free copies of the proxy statement (when available) and other documents filed by the Company through the website maintained by the SEC at www.sec.gov. In addition, the Company’s stockholders and investors may obtain free copies of the proxy statement (when available) and other documents filed by the Company from the Company by contacting the Company’s Chief Financial Officer at 500 West Monroe Street, Suite 2800, Chicago, IL 60661 or calling 312.698.6700.
     The information in the preliminary proxy statement is not complete and may be changed. Before making any voting or investment decisions with respect to the proposed acquisition or any of the other matters with respect to which the Company’s stockholders will be asked to vote pursuant to the proxy statement, the Company’s stockholders are urged to read the proxy statement other documents filed by the Company when they become available.
     The Company, its directors and named executive officers may be deemed to be participants in the solicitation of the Company’s security holders in connection with the proposed acquisition and other matters with respect to which the Company’s stockholders will be asked to vote pursuant to the proxy statement at the special meeting. Information regarding the names, affiliations and interests of such individuals is set forth in the Company’s preliminary proxy statement which was last filed with the SEC on December 3, 2007 as such information may be supplemented by the Company’s definitive proxy statement when it is filed with the SEC and in the Company’s annual report on Form 10K for the fiscal year ended June 30, 2007.

Item 9.01.	Financial Statements and Exhibits
(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release dated January 15, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant’s behalf.

GRUBB & ELLIS REALTY ADVISORS, INC.

By:	/s/ Richard Pehlke
Richard Pehlke
Chief Financial Officer

Dated: January 15, 2008